FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 19, 1999





                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)


         TEXAS                         0-8493                    74-1051605
(State or other jurisdiction   (Commission File Number)        (I.R.S. Employer
    of incorporation)                                        Identification No.)


   2707 NORTH LOOP WEST
        HOUSTON, TEXAS                                            77008
(Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (713) 868-7700

Item 5. Other Events.

On January 19, 1999, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing that Mr. Robert L. Hargrave has resigned from his positions as President, Chief Executive Officer and Director of the Company.

Item 7. Exhibits.

Exhibit 99.1 Company Press Release dated January 19, 1999 titled "Stewart & Stevenson Chief Executive Officer Resigns."

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         STEWART & STEVENSON SERVICES, INC.



Date:  January 19, 1999                  By:    /s/ C. JIM STEWART II
                                         Name:  C. Jim Stewart II
                                         Title: President and Chief Executive
                                                Officer

                                  EXHIBIT INDEX

99.1 Company Press Release dated January 19, 1999 titled "Stewart & Stevenson Chief Executive Officer Resigns."

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